BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated May 23, 2017

to the Summary Prospectus and the Prospectus of the Fund, each dated January 27, 2017, as amended or supplemented to date

The Fund invests a significant portion of its equity assets in the Master Large Cap Core Portfolio (the “Core Portfolio”), a series of Master Large Cap Series LLC (“Master Large Cap LLC”). On March 23, 2017, the Board of Directors of Master Large Cap LLC approved a change in the name of the Core Portfolio to “Master Advantage Large Cap Core Portfolio” and certain changes to the Core Portfolio’s investment strategies and investment process. In addition, fund management has determined to make certain changes to the Core Portfolio’s portfolio management team. All of these changes are expected to become effective on or about June 12, 2017.

Effective on or about June 12, 2017, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Change in the Core Portfolio’s Name

Master Large Cap Core Portfolio, a series of Master Large Cap Series LLC, is renamed Master Advantage Large Cap Core Portfolio.

Change in the Fund’s Investment Strategies and Risks

The first, second, third and fourth paragraphs in the section of the Summary Prospectus entitled “Key Facts About BlackRock Balanced Capital Fund, Inc. — Principal Investment Strategies of the Fund” and the first, second, third and fourth paragraphs in the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Balanced Capital Fund, Inc. — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities). The Fund may make investments directly in equity and fixed-income securities, indirectly through one or more funds that invest in such securities, or in a combination of securities and funds. Fund management shifts the allocation among these securities types. The proportion the Fund invests in each category at any given time depends on Fund management’s view of how attractive that category appears relative to the others. This flexibility is the keystone of the Fund’s investment strategy. The Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in senior fixed-income securities, such as U.S. government debt securities, corporate debt securities, and mortgage-backed and asset-backed securities. The Fund may also enter into dollar rolls. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000® Index (the “Russell 1000 Index”). The Russell 1000 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Fund may invest up to 30% of its net assets in securities of foreign issuers, of which 20% (as a percentage of the Fund’s net assets) may be in emerging markets issuers. Investments in U.S. dollar-denominated securities of foreign issuers, excluding issuers from emerging markets, are permitted beyond the 30% limit. This means that the Fund may invest in such U.S. dollar-denominated securities of foreign issuers without limit. The Fund may invest in debt securities of any duration or maturity. The Fund will invest primarily in fixed-income securities that are rated investment grade, but may also invest in fixed-income securities rated below investment grade or unrated securities of equivalent credit quality.

The Fund intends to invest a significant portion of its fixed-income assets in the Master Total Return Portfolio (the “Total Return Portfolio”) of Master Bond LLC (“Master Bond LLC”). The investment objective of the Total

Return Portfolio is to realize total return that exceeds that of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund intends to invest a significant portion of its equity assets in the Master Advantage Large Cap Core Portfolio (the “Core Portfolio” and together with the Total Return Portfolio, the “Master Portfolios”) of Master Large Cap Series LLC (“Master Large Cap LLC”). The investment objective of the Core Portfolio is to seek long-term capital growth.

The Total Return Portfolio invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The Core Portfolio primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000® Index (the “Russell 1000 Index”). The Core Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time, the Core Portfolio may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The Total Return Portfolio may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The Total Return Portfolio may also invest in credit-linked or structured notes or other instruments evidencing interests in entities that hold or represent interests in fixed-income securities. The Core Portfolio may use derivatives, including options, futures, swaps, forward contracts and contracts for difference, both to seek to increase the return of the Core Portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to effectively manage cash flows into or out of the Core Portfolio, the Core Portfolio may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 1000 Index. The use of options, futures, swaps, forward contracts and contracts for difference can be effective in protecting or enhancing the value of the Core Portfolio’s assets.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Process — Core Portfolio” is deleted in its entirety and replaced with the following:

Core Portfolio

The Core Portfolio seeks to pursue its investment objectives by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Core Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock Advisors, LLC, the Fund’s, the Core Portfolio’s and the Total Return Portfolio’s investment manager (“BlackRock”), then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The Core Portfolio has no stated minimum holding period for investments and may buy or sell securities whenever management of the Core Portfolio sees an appropriate opportunity. The Core Portfolio may engage in active and frequent trading of its investments.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies — Core Portfolio” is deleted in its entirety and replaced with the following:

Core Portfolio

Under normal circumstances, the Core Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. For purposes of the Core Portfolio’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Index (the “Russell 1000 Index”). The Core Portfolio primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000 Index. The Russell 1000 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Core Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time, the Core Portfolio may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Core Portfolio may use derivatives, including options, futures, swaps, forward contracts and contracts for difference, both to seek to increase the return of the Core Portfolio and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to effectively manage cash flows into or out of the Core Portfolio, the Core Portfolio may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 1000 Index. The use of options, futures, swaps, forward contracts and contracts for difference can be effective in protecting or enhancing the value of the Core Portfolio’s assets.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Other Strategies” is amended to delete the following other strategies: “Depositary Receipts” and “Master Limited Partnerships.”

The section of the Summary Prospectus entitled “Key Facts About BlackRock Balanced Capital Fund, Inc. — Principal Risks of Investing in the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Balanced Capital Fund, Inc. — Principal Risks of Investing in the Fund” are amended to add the following risk:

•	“New Issues” Risk — “New Issues” are IPOs of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Risks” is amended to add the following principal risk:

•	“New Issues” Risk — “New Issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

In the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Risks — Principal Risks of Investing in the Fund,” the section of the principal risk “Derivatives Risk” entitled “Risks Specific to Certain Derivatives Used by the Fund” is amended to add the following:

Contracts for Difference — Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. Contracts for difference are not registered with the Securities and Exchange Commission (the “SEC”) or any U.S. regulator, and are not subject to U.S. regulation.

The other risks subsection under the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Risks” is amended to delete “Depositary Receipts Risk” and “Master Limited Partnerships Risk.”

Change in the Core Portfolio’s Portfolio Management Team

The disclosure relating to the Core Portfolio in the section of the Summary Prospectus entitled “Key Facts About BlackRock Balanced Capital Fund, Inc. — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Balanced Capital Fund, Inc. — Portfolio Managers” is deleted in its entirety and replaced with the following:

The Core Portfolio in which the Fund invests a portion of its assets is managed by Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson.

Name	Portfolio Manager of the Fund Since	Title
Raffaele Savi	2017	Managing Director of BlackRock, Inc.
Travis Cooke, CFA	2017	Managing Director of BlackRock, Inc.
Richard Mathieson	2017	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson are jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. The investment professionals jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio are Rick Rieder, Bob Miller and David Rogal. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

The disclosure relating to the Core Portfolio in the section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

The Core Portfolio in which the Fund invests the equity portion of its assets is managed by Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson.

Core Portfolio Managers	Primary Role	Since	Title and Recent Biography
Raffaele Savi	Jointly and primarily responsible for the day-to-day management of the Core Portfolio’s portfolio, including setting the overall investment strategy and overseeing the management of the Core Portfolio.	2017	Managing Director of BlackRock, Inc. since 2009; Managing Director at Barclays Global Investors from 2007 to 2009; Principal at Barclays Global Investors from 2006 to 2007.

Travis Cooke, CFA	Jointly and primarily responsible for the day-to-day management of the Core Portfolio’s portfolio, including setting the overall investment strategy and overseeing the management of the Core portfolio.	2017	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011, Principal of Barclays Global Investors from 2002 to 2009.

Richard Mathieson	Jointly and primarily responsible for the day-to-day management of the Core Portfolio’s portfolio, including setting the overall investment strategy and overseeing the management of the Core portfolio.	2017	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal at Barclays Global Investors from 2008 to 2009; Equity Analyst for Exista UK from 2007 to 2008; Principal at Barclays Global Investors from 2005 to 2007; Associate of Barclays Global Investors from 2001 to 2005.

Shareholders should retain this Supplement for future reference.

ALLPR-10044-0517SUP